                             AMENDED  AND  RESTATED





                                    BYLAWS





                                      OF







                        HUNTSMAN PACKAGING CORPORATION




                              A UTAH CORPORATION




                                     1997

                               TABLE OF CONTENTS

         ARTICLE 1.  OFFICES
                  Section 1.1. Business Offices                              1
                  Section 1.2. Registered Office                             1

         ARTICLE 2.  SHAREHOLDERS
                  Section 2.1. Annual Shareholder Meeting                    1
                  Section 2.2. Special Shareholder Meetings                  1
                  Section 2.3. Place of Shareholder Meetings                 2
                  Section 2.4. Notice of Shareholder Meeting                 2
                  Section 2.5. Fixing of Record Date                         4
                  Section 2.6. Shareholder List                              5
                  Section 2.7. Shareholder Quorum and Voting
                                 Requirements                                5
                  Section 2.8. Proxies                                       6
                  Section 2.9. Voting of Shares                              6
                  Section 2.10. Corporation's Acceptance of Votes            7
                  Section 2.11. Informal Action by Shareholders              9
                  Section 2.12. Waiver of Notice                            10
                  Section 2.13. Voting for Directors                        10
                  Section 2.14. Rights of Shareholders to Inspect
                                  Corporate Records                         11
                  Section 2.15. Furnishing Financial Statements to
                                  a Shareholder                             13
                  Section 2.16. Information Respecting Shares               13
         ARTICLE 3.  BOARD OF DIRECTORS
                  Section 3.1. General Powers.                              13

                  Section 3.2. Number, Tenure and Qualifications
                                 of Directors                               13
                  Section 3.3. Regular Meetings of the Board of
                                 Directors                                  14
                  Section 3.4. Special Meetings of the Board of
                                 Directors                                  14
                  Section 3.5. Notice and Waiver of Notice of
                                 Special Director Meetings                  14
                  Section 3.6. Quorum of Directors                          15
                  Section 3.7. Manner of Acting                             15
                  Section 3.8. Director Action By Written Consent           16
                  Section 3.9. Resignation of Directors                     16
                  Section 3.10. Removal of Directors                        16
                  Section 3.11. Board of Director Vacancies                 17
                  Section 3.12. Director Compensation                       18
                  Section 3.13. Director Committees                         18
                  Section 3.14. Director's Rights to Inspect
                                 Corporate Records                          18

         ARTICLE 4.  EXECUTIVE COMMITTEE AND OTHER COMMITTEES

                  Section 4.1. Creation of Committees                       20
                  Section 4.2. Approval of Committees and Members           20
                  Section 4.3. Required Procedures                          20
                  Section 4.4. Authority                                    20
                  Section 4.5. Authority of Executive Committee             20
                  Section 4.6. Compensation                                 21

         ARTICLE 5.  OFFICERS

                  Section 5.1. Officers                                     21
                  Section 5.2. Appointment and Term of Office               21
                  Section 5.3. Resignation of Officers                      22
                  Section 5.4. Removal of Officers                          22
                  Section 5.5. The Chairman of the Board                    22
                  Section 5.6. The Vice Chairman                            22
                  Section 5.7. Chief Executive Officer                      22
                  Section 5.8. President                                    23
                  Section 5.9. Vice Presidents                              23
                  Section 5.10. Secretary                                   24
                  Section 5.11. Treasurer                                   25
                  Section 5.12. Assistant Secretaries and
                                 Assistant Treasurers.                      25
                  Section 5.13. General Manager                             25
                  Section 5.14. Salaries                                    26
                  Section 5.15. Surety Bonds                                26
         ARTICLE 6.  LIMITATION OF LIABILITY AND INDEMNIFICATION
                  Section 6.1. Limitation of Liability of Directors         27
                  Section 6.2. Indemnification of Directors                 27
                  Section 6.3. Advance Payment of Expenses                  28
         Section 6.4. Indemnification of Officers,
                        Employees, Fiduciaries, and Agents                  29
                  Section 6.5. Insurance                                    29

         ARTICLE 7.  EXECUTION OF INSTRUMENTS, BORROWING OF
         MONEY
                  Section 7.1. Execution of Instruments                     29
                  Section 7.2. Loans                                        30
                  Section 7.3. Deposits                                     30
                  Section 7.4. Checks, Drafts, etc.                         30
                  Section 7.5. Bonds and Debentures                         30
                  Section 7.6. Sale, Transfer, etc. of Securities           31
                  Section 7.7. Proxies                                      31

         ARTICLE 8.  CERTIFICATES FOR SHARES AND
                  Section 8.1. Certificates for Shares                      31
                  Section 8.2. Shares Without Certificates                  32
                  Section 8.3. Registration of Transfer of Shares           33
                  Section 8.4. Transfer Agents and Registrars               33
                  Section 8.5. Restrictions on Transfer of Shares
                                 Permitted                                  33
                  Section 8.6. Acquisition of Shares                        34
                  Section 8.7. Lost or Destroyed Certificates               35

         ARTICLE 9.  DISTRIBUTIONS
                  Section 9.1. Distributions                                35

         ARTICLE 10.  CORPORATE SEAL
                  Section 10.1. Corporate Seal                              35

         ARTICLE 11.  FISCAL YEAR
                  Section 11.1. Fiscal Year                                 35
         ARTICLE 12.  AMENDMENTS
                  Section 12.1. Amendments                                  36

                             AMENDED AND RESTATED

                                    BYLAWS

                                      OF

                        HUNTSMAN PACKAGING CORPORATION


                              ARTICLE 1. OFFICES

                  Section 1.1. Business Offices. The principal office of Huntsman Packaging Corporation (the "Corporation") shall be located at any place either within or outside the State of Utah, as designated in the Corporation's Articles of Incorporation or the Corporation's most recent annual report on file with the Utah Department of Commerce, Division of Corporations and Commercial Code (the "Division") providing such information. The Corporation may have such other offices, either within or outside the State of Utah as the Board of Directors may designate or as the business of the Corporation may require from time to time. The Corporation shall maintain at its principal office a copy of those records specified in Section 2.14 of
Article II of these Bylaws. (16-10a-102(24))*

                  Section 1.2. Registered Office. The registered office of the Corporation required by the Utah Revised Business Corporation Act shall be located within the State of Utah. The address of the registered office may be changed from time to time. (16-10a-501 and 16-10a-502)

                            ARTICLE 2. SHAREHOLDERS

                  Section 2.1. Annual Shareholder Meeting. An annual meeting of the shareholders shall be held each year on the date, at the time, and at the place, fixed by the Board of Directors. The annual meeting shall be held for the purpose of electing directors and for the transaction of such other business as may come before the meeting. (16-10a-701)

                  Section 2.2. Special Shareholder Meetings. Special meetings of the shareholders may be called, for any purposes described in the notice of the meeting, by the President, or by the Board of Directors and shall be called by the President at the request of the holder(s) of not less than one-tenth of all outstanding votes of the Corporation entitled to be cast on any issue at the meeting. (16-10a-702)

                  Section 2.3. Place of Shareholder Meetings. The Board of Directors may designate any place, either within or outside the State of Utah, as the place for any annual meeting of the shareholders. The President, the Board of Directors or the shareholder(s) authorized by these Bylaws to request a meeting, as the case may be, may designate any place, either within or outside the State of Utah, as the place for any special meeting of the shareholders called by such person or group. If no designation is made regarding the place of the meeting, the meeting shall be held at the principal office of the Corporation. (16-10a-701(2) and 16-10a-702(3))

                  Section 2.4. Notice of Shareholder Meeting.

                  (a) Required Notice. Written notice stating the place, day, and hour of any annual or special shareholder meeting shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the person or group calling the meeting, to each shareholder of record entitled to vote at such meeting, and to any other shareholder entitled by the Utah Revised Business Corporation Act or the Corporation's Articles of Incorporation to receive notice of the meeting. Notice shall be deemed to be effective when mailed.

                  (b) Notice Not Required. Notice shall not be required to be given to any shareholder to whom:

                                    (1) A notice of two consecutive annual
                  meetings, and all notices of meetings or of the taking of action by written consent without a meeting during the period between the two consecutive annual meetings, have been mailed, addressed to the shareholder at the share-holder's address as shown on the records of the Corporation, and have been returned undeliverable; or

                                    (2) at least two payments, if sent by
                  first class mail, of dividends or interest on

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                  securities during a twelve month period, have been mailed, addressed to the shareholder at the shareholder's address as shown on the records of the Corporation, and have been returned undeliverable.

                  If a shareholder to whom notice is not required to be given delivers to the Corporation a written notice setting forth the shareholder's current address, or if another address for the shareholder is otherwise made known to the Corporation, the requirement that notice be given to the shareholder is reinstated. (16-10a-103 and 16-10a-705)

                  (c) Adjourned Meeting. If any shareholder meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, or place, if the new date, time, or place is announced at the meeting before adjournment. However, if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date for the adjourned meeting is or must be fixed (see Section 2.5 of these Bylaws), then notice must be given pursuant to the requirements of paragraph (a) of this
Section 2.4 to shareholders of record who are entitled to vote at the meeting. (16-10a-705(4))

                  (d) Contents of Notice. Notice of any special meeting of the shareholders shall include a description of the purpose or purposes for which the meeting is called. Except as provided in this paragraph (d) of Section 2.4, in the Articles of Incorporation, or in the Utah Revised Business Corporation Act, notice of an annual meeting of the shareholders need not include a description of the purpose or purposes for which the meeting is called. (16-10a-705(2), (3))

                  (e) Waiver of Notice of Meeting. Any shareholder may waive notice of a meeting by a writing signed by the shareholder which is delivered to the Corporation (either before or after the date and time stated in the notice as the date or time when any action will occur or has occurred) for inclusion in the minutes or filing with the Corporation's records. (16-10a-706)

                  (f) Effect of Attendance at Meeting. A shareholder's attendance at a meeting:

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                                    (1) Waives objection to lack of notice or
                  defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; and

                                    (2) waives objection to consideration of a
                  particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented. (16-10a-706)

                  Section 2.5. Fixing of Record Date. For the purpose of determining the shareholders of any voting group entitled to notice of or to vote at any meeting of the shareholders, or the shareholders entitled to take action without a meeting or to demand a special meeting, or the shareholders entitled to receive payment of any distribution or dividend, or in order to make a determination of the shareholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date. Such record date shall not be more than seventy (70) days prior to the date on which the particular action, requiring such determination of the shareholders, is to be taken. If no record date is so fixed by the Board of Directors, the record date shall be at the close of business on the following dates:

                  (a) Annual and Special Meetings. With respect to an annual meeting of the shareholders or any special meeting of the shareholders called by the President, the Board of Directors or the shareholder(s) authorized by these Bylaws to request a meeting, the day before the first notice is delivered to shareholders. (16-10a-707(2))

                  (b) Meeting Demanded by Shareholders. With respect to a special shareholder meeting demanded by the shareholders pursuant to the Utah Revised Business Corporation Act, the earliest date of any of the demands pursuant to which the meeting is called, or sixty (60) days prior to the date the first of the written demands is received by the Corporation, whichever is later. (16-10a-702(1)(b), (2))

                  (c) Action Without a Meeting. With respect to actions taken in writing without a meeting (pursuant to

Section 2.11 of these Bylaws), the date the first shareholder delivers to the Corporation a signed written consent upon which the action is taken. (16-10a-704(6))

                  (d) Distributions. With respect to a distribution to the shareholders (other than one involving a repurchase or reacquisition of shares), the date the Board of Directors authorizes the distribution. (16-10a-640(2))

                  (e) Share Dividend. With respect to the payment of a share dividend, the date the Board of Directors authorizes the share dividend. (16-10a-623(3))

                  When a determination of the shareholders entitled to vote at any meeting of the shareholders has been made as provided in this Section 2.5, such determination shall apply to any adjournment thereof unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting. (16-10a-707)

                  Section 2.6. Shareholder List. The Secretary shall make a complete record of the shareholders entitled to vote at each meeting of shareholders, arranged in alphabetical order within each class or series, with the address of and the number of shares held by each. If voting groups exist (see Section 2.7 of these Bylaws), the list must be arranged by voting group, and within each voting group by class or series of shares. The shareholder list must be available for inspection by any shareholder, beginning on the earlier of ten (10) days before the meeting for which the list was prepared or two (2) business days after notice of the meeting is given and continuing through the meeting and any adjournments. The list shall be available at the Corporation's principal office or at a place identified in the notice of the meeting in the city where the meeting is to be held. A shareholder, his agent, or attorney is entitled on written demand to inspect and, subject to the requirements of Section 2.14 of these Bylaws, to inspect and copy the list during regular business hours and during the period it is available for inspection. The Corporation shall maintain the shareholder list in written form or in another form capable of conversion into written form within a reasonable time. (16-10a-720)

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                  Section 2.7. Shareholder Quorum and Voting Requirements.

                  (a) Quorum. Unless the Articles of Incorporation, a Bylaw adopted by the shareholders pursuant to the Utah Revised Business Corporation Act, or the Utah Revised Business Corporation Act provides otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter. (16-10a-725(1))

                  (b) Approval of Actions. If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation, a Bylaw adopted by the shareholders pursuant to the Utah Revised Business Corporation Act, or the Utah Revised Business Corporation Act requires a greater number of affirmative votes. (16-10a-725(3))

                  (c) Single Voting Group. If the Articles of Incorporation or the Utah Revised Business Corporation Act provides for voting by a single voting group on a matter, action on that matter is taken when approved by that voting group. (16-10-726(1))

                  (d) Voting Groups. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. (16-10a-725(1)) If the Articles of Incorporation or the Utah Revised Business Corporation Act provides for voting by two or more voting groups on a matter, action on that matter is taken only when approved by each of those voting groups counted separately. One voting group may vote on a matter even though another voting group entitled to vote on the matter has not voted. (16-10a-726(2))

                  (e) Effect of Representation. Once a share is represented for any purpose at a meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting. (16-10a-725(2))

                  Section 2.8. Proxies. At all meetings of the shareholders, a shareholder may vote in person or by a proxy executed in any lawful manner. Such proxy shall be filed with the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution unless otherwise provided in the proxy. (16-10a-722)

                  Section 2.9. Voting of Shares.

                  (a) Votes per Share. Unless otherwise provided in the Articles of Incorporation, each outstanding share entitled to vote shall be entitled to one vote, and each fractional share shall be entitled to a corresponding fractional vote, upon each matter submitted to a vote at a meeting of shareholders. (16-10a-721(1))

                  (b) Restriction on Shares Held by Controlled Corporation. Except as provided by specific court order, no shares of the Corporation held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the Corporation, shall be voted at any meeting of the Corporation or counted in determining the total number of outstanding shares at any given time for purposes of any meeting. However, the power of the Corporation to vote any shares, including its own shares, held by it in a fiduciary capacity is not hereby limited. (16-10a-721(2), (3))

                  (c) Redeemable Shares. Redeemable shares are not entitled to be voted after notice of redemption is mailed to the holders thereof and a sum sufficient to redeem the shares has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares. (16-10a-721(4))

                  Section 2.10. Corporation's Acceptance of Votes.

                  (a) Corresponding Name. If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation corresponds to the name of a shareholder, the Corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, proxy appointment, or proxy appointment revocation and give it effect as the act of the shareholder. (16-10a-724(1))

                  (b) Name does not Correspond. If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation does not correspond to the name of a shareholder, the Corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, proxy appointment, or proxy appointment revocation and give it effect as the act of the shareholder if:

                                    (1) The shareholder is an entity as
                  defined in the Utah Revised Business Corporation Act and the name signed purports to be that of an officer or agent of the entity;

                                    (2) the name signed purports to be that of
                  an administrator, executor, guardian, or conservator representing the shareholder and, if the Corporation requests, evidence of fiduciary status acceptable to the Corporation has been presented with respect to the vote, consent, waiver, proxy appointment, or proxy appointment revocation;

                                    (3) the name signed purports to be that of
                  a receiver or trustee in bankruptcy of the shareholder and, if the Corporation requests, evidence of this status acceptable to the Corporation has been presented with respect to the vote, consent, waiver, proxy appointment, or proxy appointment revocation;

                                    (4) the name signed purports to be that of
                  a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the Corporation requests, evidence acceptable to the Corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, proxy appointment, or proxy appointment revocation;

                                    (5) two or more persons are the
                  shareholder as cotenants or fiduciaries and the name signed purports to be the name of at least one of the cotenants or fiduciaries and the person signing appears to be acting on behalf of all the cotenants or fiduciaries; or

                                    (6) the acceptance of the vote, consent,
                  waiver, proxy appointment, or proxy appointment revocation is otherwise proper under rules established by the Corporation that are not inconsistent with the provisions of this Section 2.10. (16-10a-724(2))

                  (c) Shares owned by Two or More Persons. If shares of the Corporation are registered in the names of two or more persons, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and furnished with a copy of the instrument creating the relationship, their acts with respect to voting shall have the following effect:

                                    (1) If only one votes, the act binds all;

                                    (2) if more than one vote, the act of the
                  majority so voting binds all;

                                    (3) if more than one vote, but the vote is
                  evenly split on any particular matter, each faction may vote the securities in question proportionately; and

                                    (4) if the instrument so filed or the
                  registration of the shares shows that any tenancy is held in unequal interests, a majority or even split for the purpose of this Section 2.10 shall be a majority or even split in interest. (16-10a-724(3))

                  (d) Rejection. The Corporation is entitled to reject a vote, consent, waiver, proxy appointment, or proxy appointment revocation if the Secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder. (16-10a-724(4))

                  (e) No Liability. The Corporation and its officer or agent who accepts or rejects a vote, consent, waiver, proxy appointment, or proxy appointment revocation in good faith and in accordance with the standards of this Section 2.10 are not liable in damages to the shareholder for the consequences of the acceptance or rejection. (16-10a-724(5))

                  (f) Validity. Corporate action based on the acceptance or rejection of a vote, consent, waiver, proxy appointment, or proxy appointment revocation under this Section 2.10 is valid unless a court of competent jurisdiction determines otherwise. (16-10a-724(6))

                  Section 2.11. Informal Action by Shareholders.

                  (a) Written Consent. Unless otherwise provided in the Articles of Incorporation, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice if one or more consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted. (16-10a-704(1))

                  (b) Notice Requirements. Unless written consents of all shareholders entitled to vote have been obtained, the Corporation shall give notice of any shareholder approval without a meeting at least ten (10) days before the consummation of the action authorized by the approval to:

                                    (1) Those shareholders entitled to vote
                  who have not consented in writing; and

                                    (2) those shareholders not entitled to
                  vote and to whom the Utah Revised Business Corporation Act requires notice be given.

                  Such notice shall contain or be accompanied by the same material that would have been required if a formal meeting had been called to consider the action. (16-10a-704(2))

                  (c) Revocation. Any shareholder giving a written consent, or the shareholders' proxyholder, or a transferee of the shares or a personal representative of the shareholder or their respective proxyholder, may revoke the consent by a signed writing describing the action and stating that the shareholder's prior consent is revoked, if the writing is received by the Corporation prior to the effectiveness of the action. (16-10a-704(3))

                  (d) Effective Date. Action taken pursuant to this Section
2.11 is not effective unless all written consents on which the Corporation relies for the taking of action are received by the Corporation within a sixty
(60) day period and are not revoked. Action thus taken is effective as of the date the last written consent necessary to effect the action is received by the Corporation, unless all the written consents necessary to effect the action specify a later date as the effective date of action. If the Corporation has received written consents signed by all shareholders entitled to vote with respect to the action, the effective date of the action may be any date that is specified in all the written consents as the effective date of the action. The writing may be received by the Corporation by electronically transmitted facsimile or other form of communication providing the Corporation with a complete copy thereof, including a copy of the signature. (16-10a-704(4))

                  (e) Election of Directors. Notwithstanding paragraph (a) of this Section 2.11, directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors. (16-10a-704(5))

                  (f) Effect of Action Without a Meeting. Action taken under this Section 2.11 has the same effect as action taken at a meeting of shareholders and may be so described in any document. (16-10a-704(7))

                  Section 2.12. Waiver of Notice. A shareholder may waive any notice required by the Utah Revised Business Corporation Act, the Corporation's Articles of Incorporation or these Bylaws. Such a waiver may be made before or after the date and time stated in the notice as the date or time when any action will occur or has occurred. Such a waiver must be in a writing signed by the shareholder and must be delivered to the Corporation for inclusion in the minutes of the relevant meeting of the shareholders or in the Corporation's records. (16-10a-706(1))

                  Section 2.13. Voting for Directors. At each election of directors, unless otherwise provided in the Articles of Incorporation or the Utah Revised Business Corporation Act, every shareholder entitled to vote at the election has the right to vote, in person or by proxy, all of the votes to which the shareholder's shares are entitled for as many persons as there are directors to be elected and for whose election the shareholder has the right to vote. Unless otherwise provided in the Articles of Incorporation or the Utah Revised Business Corporation Act, directors are elected by a plurality of the votes cast by the shares entitled to be voted in the election, at a meeting at which a quorum is present. (16-10a-728(1),(2))

                  Section 2.14. Rights of Shareholders to Inspect Corporate Records.

                  (a) Minutes and Accounting Records. The Corporation shall keep, as permanent records, minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by its shareholders or Board of Directors without a meeting, a record of all actions taken on behalf of the Corporation by a committee of the Board of Directors in place of the Board of Directors, and a record of all waivers of notices of meetings of its shareholders, meetings of the Board of Directors, or any meetings of committees of the Board of Directors. The Corporation shall maintain appropriate accounting records. (16-10a-1601(1), (2))

                  (b) Absolute Inspection Rights. If a shareholder gives the Corporation written notice of the shareholder's demand at least five (5) business days before the date on which the shareholder wishes to inspect and copy, a shareholder (or the shareholder's agent or attorney) has the right to inspect and copy, during regular business hours, any of the following records, all of which the Corporation is required to keep at its principal office:

                                    (1) The Corporation's Articles of
                  Incorporation currently in effect;

                                    (2) the Corporation's Bylaws currently in
                  effect;

                                    (3) the minutes of all shareholders'
                  meetings, and records of all action taken by shareholders without a meeting, for the past three years;

                                    (4) all written communications within the
                  past three years to shareholders as a group or to the holders of any class or series of shares as a group;

                                    (5) a list of the names and business
                  addresses of the Corporation's current officers and directors;

                                    (6) the Corporation's most recent annual
                  report delivered to the Division; and

                                    (7) all financial statements prepared for
                  periods ending during the last three years that a shareholder could request pursuant to Section 16-10a-1605 of the Utah Revised Business Corporation Act. (16-10a-1601(5) and 16-10a-1602(1))

                  (c) Conditional Inspection Rights. If a shareholder gives the Corporation a written demand made in good faith and for a proper purpose at least five business days before the date on which the shareholder wishes to inspect and copy, the shareholder describes with reasonable particularity the shareholder's purpose and the records the shareholder desires to inspect, and the records are directly connected with the shareholder's purpose, the shareholder (or the shareholder's agent or attorney) is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any of the following records of the Corporation:

                  (1) Excerpts from:

                           (i) Minutes of any meeting of the Board of
                  Directors, records of any action of a committee of the Board of Directors while acting on behalf of the Corporation in place of the Board of Directors;

                           (ii) minutes of any meeting of the shareholders;

                           (iii)records of action taken by the shareholders
                  without a meeting; and

                                    (iv) waivers of notices of any meeting of
                           the shareholders, of any meeting of the Board of Directors, or of any meeting of a committee of the Board of Directors;

                           (2) accounting records of the Corporation; and

                           (3) the record of the Corporation's shareholders
                  referred to in Section 16-10a-1601(3) of the Utah Revised Business Corporation Act. (16-10a-1602(2))

                  (d) Copy Costs. The right to copy records includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means. The Corporation may impose a reasonable charge, payable in advance, covering the costs of labor and material, for copies of any documents provided to a shareholder. The charge may not exceed the estimated cost of production or reproduction of the records. (16-10a-1603)

                  (e) Shareholder Includes Beneficial Owner. For purposes of this Section 2.14, the term "shareholder" shall include a beneficial owner whose shares are held in a voting trust and any other beneficial owner who establishes beneficial ownership. (16-10a-1602(4)(b))

                  Section 2.15. Furnishing Financial Statements to a Shareholder. Upon the written request of any shareholder, the Corporation shall mail to the shareholder its most recent annual or quarterly financial statements showing in reasonable detail its assets and liabilities and the results of its operations. (16-10a-1605)

                  Section 2.16. Information Respecting Shares. Upon the written request of any shareholder, the Corporation, at its own expense, shall mail to the shareholder information respecting the designations, preferences, limitations, and relative rights applicable to each class of shares, the variations determined for each series, and the authority of the Board of Directors to determine variations for any existing or future class or series. The Corporation may comply by mailing the shareholder a copy of its Articles of Incorporation containing such information. (16-10a-1606)

                  ARTICLE 3. BOARD OF DIRECTORS

                  Section 3.1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors, subject to any limitation set forth in the Articles of Incorporation or in any agreement authorized by Section 16-10a-732 of the Utah Revised Business Corporation Act. (16-10a-801)

                  Section 3.2. Number, Tenure and Qualifications of Directors.

                  (a) Number. The number of directors of the Corporation shall be three (3). (16-10a-803(1), (2))

                  (b) Tenure. Each director shall hold office until the next annual meeting of shareholders or until removed. However, if a director's term expires, the director shall continue to serve until the director's successor shall have been elected and qualified, or until there is a decrease in the number of directors. (16-10a-805)

                  (c) Qualifications. Directors need not be residents of the State of Utah or shareholders of the Corporation unless the Articles of Incorporation so prescribe. (16-10a-802)

                  Section 3.3. Regular Meetings of the Board of Directors. A regular meeting of the Board of Directors shall be held without other notice than provided by this Section 3.3 immediately after, and at the same place as, the annual meeting of shareholders. The Board of Directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

                  Section 3.4. Special Meetings of the Board of Directors. Special meetings of the Board of Directors may be called by or at the request of the President, a Vice President or any two (2) directors, who may fix any place, either within or outside the State of Utah, as the place for holding the meeting.

                  Section 3.5. Notice and Waiver of Notice of Special Director Meetings.

                  (a) Notice. Unless the Articles of Incorporation provide for a longer or shorter period, special meetings of the Board of Directors must be preceded by at least two (2) days notice of the date, time, and place of the meeting. (16-10a-822(2)) Notice may be communicated in person, by telephone, by any form of electronic communication, or by mail or private carrier. (16-10a-103(2)) At the written request of any director, notice of any special meeting of the Board of Directors shall be given to such director by facsimile or telex, as the case may be, at the number designated in writing by such director from time to time.

                  (b) Effective Date. Notice of any meeting of the Board of Directors shall be deemed to be effective at the earliest of the following:
(1) when received; (2) five (5) days after it is mailed; or (3) the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the director. (16-10a-103(5)).

                  (c) Waiver of Notice. A director may waive notice of any meeting. Except as provided in this Section 3.5, the waiver must be in writing and signed by the director entitled to the notice. The waiver shall be delivered to the Corporation for filing with the corporate records, but delivery and filing are not conditions to its effectiveness. (16-10a-823(1))

                  (d) Effect of Attendance. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except when a director attends a meeting for the express purpose of objecting to the transaction of any business and at the beginning of the meeting, or promptly upon arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice, and does not thereafter vote for or assent to action taken at the meeting. (16-10a-823(2))

                  Section 3.6. Quorum of Directors. A majority of the number of directors prescribed by resolution (or if no number is prescribed, the number in office immediately before the meeting begins) shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, unless the Articles of Incorporation require a greater number. (16-10a-824(1)(b))

                  Section 3.7. Manner of Acting.

                  (a) Action by Majority. If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the Board of Directors, unless the Corporation's Articles of Incorporation or the Utah Revised Business Corporation Act requires the vote of a greater number of directors. (16-10a-824(3))

                  (b) Telephonic Meetings. Unless the Articles of Incorporation provide otherwise, any or all directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting. (16-10a-820(2))

                  (c) Effect of Presence at Meeting. A director who is present at a meeting of the Board of Directors when corporate action is taken is considered to have assented to the action taken, unless:

                                    (1) The director objects at the beginning
                  of the meeting, or promptly upon arrival, to holding it or transacting business at the meeting;

                                    (2) the director contemporaneously
                  requests his dissent or abstention as to any specific action to be entered into the minutes of the meeting; or

                                    (3) the director causes written notice of
                  a dissent or abstention as to any specific action to be received by the presiding officer of the meeting before its adjournment or by the Corporation promptly after adjournment of the meeting. (16-10a-824(4))

                  (d) Right of Dissent or Abstention. The right of dissent or abstention as to a specific action is not available to a director who votes in favor of the action taken. (16-10a-824(5))

                  Section 3.8. Director Action By Written Consent. Unless the Articles of Incorporation or the Utah Revised Business Corporation Act provide otherwise, any action required or permitted to be taken by the Board of Directors at a meeting may be taken without a meeting if all the directors consent to the action in writing. Action is taken by written consent at the time the last director signs a writing describing the action taken, unless, prior to that time, any director has revoked a consent by a writing signed by the director and received by the Secretary. Action taken by written consent is effective when the last director signs the consent, unless the Board of Directors establishes a different effective date. Action taken by written consent has the same effect as action taken at a meeting of directors and may be described as such in any document. (16-10a-821)

                  Section 3.9. Resignation of Directors. A director may resign at any time by giving a written notice of resignation to the Corporation. A resignation of a director is effective when the notice is received by the Corporation unless the notice specifies a later effective date. A director who resigns may deliver a statement of his resignation pursuant to Section 16-10a-1608 of the Utah Revised Business Corporation Act to the Division for filing. (16-10a-807)

                  Section 3.10. Removal of Directors. The shareholders may remove one or more directors at a meeting called for that purpose if notice has been given that a purpose of the meeting is such removal. The removal may be with or without cause, unless the Articles of Incorporation provide that directors may only be removed with cause. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove the director. If cumulative voting is in effect, a director may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against the director's removal. If cumulative voting is not in effect, a director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast against removal of the director. (16-10a-808)

                  Section 3.11. Board of Director Vacancies.

                  (a) Vacancies. Unless the Articles of Incorporation provide otherwise, if a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of directors:

                                    (1) The shareholders may fill the vacancy;

                                    (2) the Board of Directors may fill the
                  vacancy; or

                                    (3) if the directors remaining in office
                  constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. (16-10a-810(1))

                  (b) Rights of Voting Groups. Unless the Articles of Incorporation provide otherwise, if the vacant office was held by a director elected by a voting group of shareholders:

                                    (1) If one or more directors were elected
                  by the same voting group, only they are entitled to vote to fill the vacancy if it is filled by the directors; and

                                    (2) only the holders of shares of that
                  voting group are entitled to vote to fill the vacancy if it is filled by the shareholders.
                  (16-10a-810(2))

                  (c) Election of Director Prior to Vacancy. A vacancy that will occur at a specific later date, because of a resignation effective at a later date, may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs. (16-10a-810(3))

                  (d) Effect of Expiration of Term. If a director's term expires, the director shall continue to serve until the director's successor is elected and qualified or until there is a decrease in the number of directors. The term of a director elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected. (16-10a-805(5))

                  Section 3.12. Director Compensation. Unless otherwise provided in the Articles of Incorporation, by resolution of the Board of Directors, each director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated salary as a director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the Corporation in any capacity and receiving compensation therefor.

                  Section 3.13. Director Committees. Committees of the Board of Directors may be established in accordance with Article 4 of these Bylaws.

                  Section 3.14. Director's Rights to Inspect Corporate
Records.

                  (a) Absolute Inspection Rights. If a director gives the Corporation written notice of the director's demand at least five (5) business days before the date on which the director wishes to inspect and copy, the director (or the director's agent or attorney) has the right to inspect and copy, during regular business hours, any of the following records, all of which the Corporation is required to keep at its principal office:

                                    (1) The Corporation's Articles of
                  Incorporation currently in effect;

                                    (2) the Corporation's Bylaws currently in
                  effect;

                                    (3) the minutes of all shareholders'
                  meetings, and records of all action taken by shareholders without a meeting, for the past three years;

                                    (4) all written communications within the
                  past three years to shareholders as a group or to the holders of any class or series of shares as a group;

                                    (5) a list of the names and business
                  addresses of the Corporation's current officers and directors;

                                    (6) the Corporation's most recent annual
                  report delivered to the Division; and

                                    (7) all financial statements prepared for
                  periods ending during the last three years that a shareholder could request. (16-10a-1601(5) and
                  16-10a-1602(1))

                  (b) Conditional Inspection Rights. In addition, if a director gives the Corporation a written demand made in good faith and for a proper purpose at least five business days before the date on which the director wishes to inspect and copy, the director describes with reasonable particularity the director's purpose and the records the director desires to inspect, and the records are directly connected with the director's purpose, the director (or the director's agent or attorney) is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any of the following records of the Corporation:

                           (1) Excerpts from:

                                    (i) Minutes of any meeting of the Board of
                           Directors, records of any action of a committee of the Board of Directors while acting on behalf of the Corporation in place of the Board of Directors;

                                    (ii) minutes of any meeting of the
                           shareholders;

                                    (iii) records of action taken by the
                           shareholders without a meeting; and

                                    (iv) waivers of notices of any meeting of
                           the shareholders, of any meeting of the Board of Directors, or of any meeting of a committee of the Board of Directors;

                           (2) accounting records of the Corporation; and

                           (3) the record of the Corporation's shareholders
                  referred to in Section 16-10a-1601(3) of the Utah Revised Business Corporation Act. (16-10a-1602(2))

         (d) Copy Costs. The right to copy records includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means. The Corporation may impose a reasonable charge, payable in advance, covering the costs of labor and material, for copies of any documents provided to the director. The charge may not exceed the estimated cost of production or reproduction of the records. (16-10a-1603)

         ARTICLE 4. EXECUTIVE COMMITTEE AND OTHER COMMIT TEES

         Section 4.1. Creation of Committees. Unless the Articles of Incorporation provide otherwise, the Board of Directors may create an Executive Committee and such other committees as it may deem appropriate and appoint members of the Board of Directors to serve on such commit tees. Each committee must have two (2) or more members, one of whom shall be the Chairman of the Board, if there be such an officer, and one of whom shall be the President of the Corporation. (16-10a-825(1))

         Section 4.2. Approval of Committees and Members. The creation of a committee and appointment of members to it must be approved by the greater of:

                                    (1) A majority of all the directors in
                  office when the action is taken; or

                                    (2) the number of directors required by
                  the Articles of Incorporation to take such action, or, if not specified in the Articles of Incorporation, the number required by Section 3.7 of these Bylaws to take action. (16-10a-825(2))

                  Section 4.3. Required Procedures. Sections 3.4 through 3.10 of these Bylaws, which govern procedures applicable to the Board of Directors, also apply to committees and their members. (16-10a-825(3))

                  Section 4.4. Authority. Unless limited by the Articles of Incorporation or the Utah Revised Business Corporation Act, each committee may exercise those aspects of the authority of the Board of Directors which the Board of Directors confers upon such committee in the resolution creating the committee. (16-10a-825(4))

                  Section 4.5. Authority of Executive Committee. The Executive Committee shall have, and may exercise all powers of the Board of Directors with respect to the management of the business and affairs of the Corporation during the intervals between the meetings of the Board of Directors. Provided, however, the Executive Committee shall not have the power to fill vacancies on the Board of Directors or to amend these Bylaws.

                  Section 4.6. Compensation. Unless otherwise provided in the Articles of Incorporation, the Board of Directors may provide for the payment of a fixed sum and/or expenses of attendance to any member of a committee for attendance at each meeting of such committee. Provided, however, no such payments shall be made to committee members who are salaried employees of the Corporation.

                  ARTICLE 5. OFFICERS AND ADVISORS

                  Section 5.1. Officers and Advisors. The officers of the Corporation shall be a President, one or more Vice Presidents, a Secretary and a Treasurer, each of whom shall be appointed by the Board of Directors. The Board of Directors may appoint a Chief Executive Officer and such other officers and assistant officers as may be deemed necessary. If specifically authorized by the Board of Directors, an officer may appoint one or more officers or assistant officers. The same individual may simultaneously hold more than one office in the Corporation. (16-10a-830) The Board of Directors may also appoint, but shall not be required to appoint, a Chairman of the Board and one or more Vice Chairmen. The Chairman of the Board and any Vice Chairman shall not be officers of the Corporation, but, if not otherwise a director, shall be advisors to the Board of Directors and to the Corporation. The Board of Directors may appoint such other advisors as may be deemed necessary.

                  Section 5.2. Appointment and Term. Each of the officers and advisors of the Corporation shall be appointed by the Board of Directors for a term determined by the Board of Directors. If no term is specified, each officer or advisor shall hold office until the officer or advisor resigns, dies, is removed in the manner provided in Section

5.4 of these Bylaws, or until the first meeting of the directors held after the next annual meeting of the shareholders. If the appointment of officers or advisors shall not be made at such meeting, such appointment shall be made as soon thereafter as is convenient. If a vacancy shall occur in any office or advisory position, or if a new office or advisory position shall be created, the Board of Directors may appoint officer(s) or advisor(s) to fill such vacancy, office or position, and such appointment shall be for the term determined by the Board of Directors. Each officer and advisor shall hold office until his or her successor shall have been duly appointed. (16-10a-830)

                  The designation of a specified term does not grant to the officer or advisor any contract rights, and the Board of Directors may remove the officer or advisor at any time prior to the end of such term. (16-10a-833)

                  Section 5.3. Resignation. Any officer or advisor may resign at any time by giving written notice of resignation to the Corporation. (16-10a-832(1))

                  Section 5.4. Removal. Any officer, advisor or agent of the Corporation may be removed by the Board of Directors at any time, with or without cause. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an officer, advisor or agent shall not of itself create contract rights. (16-10a-832)

                  Section 5.5. The Chairman of the Board. The Chairman of the Board, if there be such a position, shall be a director and shall have the following powers and duties:

                  (a) To be a senior advisor to the Corporation and, in addition to the duties specified in this Section 5.5, to perform such duties as may be assigned to him by the Board of Directors;

                  (b) to preside at all meetings of the shareholders of the Corporation;

                  (c) to preside at all meetings of the Board of Directors;

                  (d) to be a member of the Executive Committee, if any. (16-10a-831)

                  Section 5.6. The Vice Chairman. The Board of Directors may from time to time designate and appoint one or more Vice Chairmen. Each Vice Chairman shall have the right to attend meetings of the Board of Directors, but a Vice Chairman need not be a director (and if a Vice Chairman is not a director, the Vice Chairman shall not vote on any matter voted upon by the directors). Each Vice Chairman shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors or by the Chairman of the Board.

                  Section 5.7. Chief Executive Officer. The Chief Executive Officer, if there be such an officer, shall be the principal executive officer of the Corporation and, subject to the control of the Board of Directors, in general, shall supervise and control all of the business and affairs of the Corporation. If no Chairman of the Board has been appointed, or in his absence, the Chief Executive Officer, when present, shall preside at all meetings of the shareholders and of the Board of Directors. The Chief Executive Officer may sign, with the Secretary, any Assistant Secretary or any other proper officer of the Corporation authorized by the Board of Directors, certificates for shares of the Corporation, the issuance of which shall have been authorized by a resolution of the Board of Directors, and deeds, mortgages, bonds, contracts, or other instruments, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of Chief Executive Officer and such other duties as may be prescribed by the Board of Directors from time to time. (16-10a-831)

                  Section 5.8. President. The President shall be an executive officer of the Corporation, and, if there be no Chief Executive Officer, shall be the principal executive officer of the Corporation and, subject to the control of the Board of Directors, in general, shall supervise and control all of the business and affairs of the Corporation. In the absence of the Chief Executive Officer or in the event of his death, inability, or refusal to act, the President shall perform the duties of the Chief Executive

Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. In the absence of the Chairman of the Board and the Chief Executive Officer, the President, when present, shall preside at all meetings of the shareholders and of the Board of Directors. The President may sign, with the Secretary, any Assistant Secretary or any other proper officer of the Corporation authorized by the Board of Directors, certificates for shares of the Corporation, the issuance of which shall have been authorized by a resolution of the Board of Directors, and deeds, mortgages, bonds, contracts, or other instruments, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Chief Executive Officer or the Board of Directors from time to time. (16-10a-831)

                  Section 5.9. Vice Presidents. In the absence of the President or in the event of his death, inability, or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their appointment) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. If there is no Vice President, then the Treasurer shall perform such duties of the President. Any Vice President may sign, with the Secretary, any Assistant Secretary or any other proper officer of the Corporation authorized by the Board of Directors, certificates for shares of the Corporation the issuance of which have been authorized by resolution of the Board of Directors; and shall perform such other duties as from time to time may be assigned to him or her by the Chief Executive Officer, the President or by the Board of Directors. (16-10a-831)

                  Section 5.10. Secretary. The Secretary shall have the following powers and duties:

                  (a) to keep the minutes of the proceedings of the shareholders and of the Board of Directors and the other records and information of the Corporation required to be kept, in one or more books provided for that purpose;

                  (b) to see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law;

                  (c) to be custodian of the corporate records and of any seal of the Corporation;

                  (d) when requested or required, to authenticate any records of the Corporation;

                  (e) to keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder;

                  (f) to sign with the Chief Executive Officer, the President, or a Vice President, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors;

                  (g) to have general charge of the stock transfer books of the Corporation; and

                  (h) in general, to perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Chief Executive Officer, the President or by the Board of Directors. (16-10a-830 and 16-10a-831)

                  Section 5.11. Treasurer. The Treasurer shall have the following powers and duties:

                  (a) to have charge and custody of and be responsible for all funds and securities of the Corporation;

                  (b) to receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies, or other depositaries as shall be selected by the Board of Directors;

                  (c) in general, to perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the

Chief Executive Officer, the President or by the Board of Directors; and

                  (d) if required by the Board of Directors, to give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board of Directors shall determine. (16-10a-831)

                  Section 5.12. Assistant Secretaries and Assistant Treasurers. The Assistant Secretaries, when authorized by the Board of Directors, may sign, with the President or a Vice President, certificates for shares of the Corporation, the issuance of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers, if required by the Board of Directors, shall give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the Chief Executive Officer, the President or the Board of Directors. (16-10a-831)

                  Section 5.13. General Manager. The Chief Executive Officer, the President or the Board of Directors (or the Executive Committee, if any) may appoint a General Manager who may, or may not, be one of the officers or directors of the Corporation. The General Manager shall have the following powers and duties:

                  (a) If so designated by the Board of Directors, the General Manager may be an executive officer of the Corporation.

                  (b) If so directed by the Chief Executive Officer, the President, or the Board of Directors (or the Executive Committee, if any), the General Manager may have management of the business of the Corporation and its dealings and, if so directed, may have general charge of the business affairs and property of the Corporation, general supervision over its employees and agents; provided, however, the General Manager shall be at all times subject to the control of the Chief Executive Officer, the President or the Board of Directors (or the Executive Committee, if any).

                  (c) If so directed by the Chief Executive Officer, the President, or the Board of Directors (or the Executive Committee, if any), the General Manager may employ all employees of the Corporation, or delegate such employment to subordinate officers or division chiefs, and shall have authority to discharge any person so employed.

                  (d) The General Manager shall make a report to the Chief Executive Officer, the President and the Board of Directors quarterly, or more often if required to do so, setting forth the result of the operations under his charge, together with suggestions looking to the improvement and betterment of the condition of the Corporation, and to perform such other duties as the Board of Directors shall require.

                  Section 5.14. Salaries. The salaries of the officers, advisors and agents shall be fixed from time to time by the Board of Directors; provided, however, that the Board of Directors may delegate to any person or group of persons the power to fix the salaries or other compensation of any subordinate officers, advisors or agents. No officer shall be prevented from receiving any such salary or compensation by reason of the fact that he is also a director of the Corporation.

                  Section 5.15. Surety Bonds. In the event the Board of Directors shall so require, any officer, advisor or agent of the Corporation shall execute to the Corporation a bond in such sums and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his duties to the Corporation, including responsibility for negligence and for the accounting for all property, monies, or securities of the Corporation which may come into his hands.

                  ARTICLE 6. LIMITATION OF LIABILITY AND INDEMNIFICATION

                  Section 6.1. Limitation of Liability of Directors. Directors shall not be liable to the Corporation or its shareholders for monetary damages for any action taken or any failure to take any action, as a director, except liability for:

                  (a) the amount of a financial benefit received by a director to which he is not entitled;

                  (b) an intentional infliction of harm on the Corporation or its shareholders;

                  (c) a violation of Section 16-10a-842 of the Utah Revised Business Corporation Act;

                  (d) an intentional violation of criminal law. (16-10a-841(1))

                  Section 6.2. Indemnification of Directors. Unless otherwise provided in the Articles of Incorporation, the Corporation shall indemnify any individual made a party to a proceeding because the individual is or was a director of the Corporation against liability incurred in the proceeding. Provided, however, the Corporation shall only indemnify an individual if it has authorized the indemnification in accordance with Section 16-10a-906(4) of the Utah Revised Business Corporation Act and a determination has been made in accordance with the procedures set forth in Section 16-10a-906(2) of the Utah Revised Business Corporation Act that indemnification is in accordance with the following requirements:

                  (a) Standard of Conduct. The Corporation shall determine that:

                                    (1) The individual's conduct was in good
                  faith;

                                    (2) the individual reasonably believed
                  that his or her conduct was in, or not opposed to, the Corporation's best interests; and

                                    (3) in the case of any criminal proceeding,
                  the individual had no reasonable cause to believe that his or her conduct was unlawful. (16-10a-902(1))

                  (b) No Indemnification in Certain Circumstances. The Corporation shall not indemnify an individual under this Section 6.2:

                                    (1) In connection with a proceeding by or
                  in the right of the Corporation in which the individual was adjudged liable to the Corporation; or

                                    (2) in connection with any other proceeding
                  charging that the individual derived an improper personal benefit, whether or not involving action in the individual's official capacity, in which proceeding he or she was adjudged liable on the basis that he or she derived an improper personal benefit.
                  (16-10a-902(4))

                  (c) Indemnification in Derivative Actions Limited. Indemnification permitted under this Section 6.2 in connection with a proceeding by or in the right of the Corporation is limited to reasonable expenses incurred in connection with the proceeding. (16-10a-902(5))

                  Section 6.3. Advance Payment of Expenses. Unless otherwise provided in the Articles of Incorporation, the Corporation may pay for or reimburse in advance of final disposition of any proceeding the reasonable expenses incurred by an individual who is a party to a proceeding because he or she is or was a director of the Corporation if (i) in accordance with the procedures and standards set forth in Section 16-10a-906(4) of the Utah Revised Business Corporation Act, an authorization of payment is made, and
(ii) in accordance with the procedures of Section 16-10a-906(2) of the Utah Revised Business Corporation Act, a determination is made that the following has occurred:

                  (a) Written Affirmation. The individual has furnished to the Corporation a written affirmation of the individual's good faith belief that the individual has met the standard of conduct described in Section 6.2 of these Bylaws.

                  (b) Written Undertaking. The individual has furnished to the Corporation a written undertaking, executed personally or on the individual's behalf, to repay the advance if it is ultimately determined that the individual did not meet the standard of conduct (which undertaking must be an unlimited general obligation of the individual but need not be secured and may be accepted without reference to financial ability to make repayment).

                  (c) Factual Determination. A determination has been made that the facts then known to those making the determination would not preclude indemnification under Section 6.2 of these Bylaws or Part 9 of the Utah Revised Business Corporation Act. (16-10a-904)

                  Section 6.4. Indemnification of Officers, Employees, Fiduciaries, and Agents. Unless otherwise provided in the Articles of Incorporation, the Corporation shall indemnify and advance expenses to any individual made a party to a proceeding because the individual is or was an officer, employee, fiduciary, or agent of the Corporation to the same extent as to an individual made a party to a proceeding because the individual is or was a director of the Corporation, or to a greater extent, if not inconsistent with public policy, if provided for by general or specific action of the Board of Directors. (16-10a-907)

                  Section 6.5. Insurance. The Corporation may purchase and maintain liability insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the Corporation, or who, while serving as a director, officer, employee, fiduciary, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of another foreign or domestic corporation or other person, or of an employee benefit plan, against liability asserted against or incurred by him or her in that capacity or arising from his or her status as a director, officer, employee, fiduciary, or agent, whether or not the Corporation would have power to indemnify him or her against the same liability under Sections 16-10a-902, 16-10a-903, or 16-10a-907 of the Utah Revised Business Corporation Act. Insurance may be procured from any insurance company designated by the Board of Directors, whether the insurance company is formed under the laws of the State of Utah or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Corporation has an equity or any other interest through stock ownership or otherwise. (16-10a-908)

                  ARTICLE 7. EXECUTION OF INSTRUMENTS, BORROWING OF MONEY AND DEPOSIT OF CORPORATE FUNDS

                  Section 7.1. Execution of Instruments. Subject to any limitation contained in the Utah Revised Business Corporation Act, the Articles of Incorporation or these Bylaws, and subject to any limitations that may be imposed by the Board of Directors, the Chief Executive Officer, President, any Vice President or the Secretary, in the name and on behalf of the Corporation, may execute and deliver any contract or other instrument. Subject to any limitation contained in the Utah Revised Business Corporation Act, the Articles of Incorporation or these Bylaws, the Board of Directors may authorize in writing any other officer or agent to execute and deliver any contract or other instrument in the name and on behalf of the Corporation; any such authorization may be general or confined to specific instances.

                  Section 7.2. Loans. No loan or advance shall be contracted on behalf of the Corporation, no negotiable paper or other evidence of its obligation under any loan or advance shall be issued in its name, and no property of the Corporation shall be mortgaged, pledged, hypothecated, transferred, or conveyed as security for the payment of any loan, advance, indebtedness, or liability of the Corporation, unless and except as authorized by the Board of Directors. Any such authorization may be general or confined to specific instances.

                  Section 7.3. Deposits. All monies of the Corporation not otherwise employed shall be deposited from time to time to its credit in such banks or trust companies or with such bankers or other depositories as the Board of Directors may select, or as from time to time may be selected by any officer or agent authorized to do so by the Board of Directors.

                  Section 7.4. Checks, Drafts, etc. All notes, drafts, acceptances, checks, endorsements, and, subject to the provisions of these Bylaws, evidences of indebtedness of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation and in such manner as the Board of Directors from time to time may determine. Endorsements for deposit to the credit of the Corporation in any of its duly authorized depositories shall be in such manner as the Board of Directors from time to time may determine.

                  Section 7.5. Bonds and Debentures. Every bond or debenture issued by the Corporation shall be evidenced by an appropriate instrument which shall be signed by the Chief Executive Officer, President or a Vice President and by the Secretary. Where such bond or debenture is authenticated with the manual signature of an authorized officer of the Corporation or other trustee designated by the indenture of trust or other agreement under which such security is issued, the signature of any of the Corporation's officers named thereon may be a facsimile. In case any officer who signed, or whose facsimile signature has been used on any such bond or debenture, shall cease to be an officer of the Corporation for any reason before the same has been delivered by the Corporation, such bond or debenture may nevertheless be adopted by the Corporation and issued and delivered as though the person who signed it or whose facsimile signature has been used thereon had not ceased to be such officer.

                  Section 7.6. Sale, Transfer, etc. of Securities. Sales, transfers, endorsements, and assignments of shares of stocks, bonds, and other securities owned by or standing in the name of the Corporation and the execution and delivery on behalf of the Corporation of any and all instruments in writing incident to any such sale, transfer, endorsement, or assignment, shall be effected by the Chief Executive Officer, President, any Vice President, or by any officer or agent, thereunto authorized by the Board of Directors.

                  Section 7.7. Proxies. Proxies to vote with respect to shares of stock of other corporations used by or standing in the name of the Corporation shall be executed and delivered on behalf of the Corporation by the Chief Executive Officer, President, any Vice President, or by any officer or agent thereunto authorized by the Board of Directors.

                  ARTICLE 8. CERTIFICATES FOR SHARES AND THEIR TRANSFER

                  Section 8.1. Certificates for Shares.

                  (a) Content. Certificates representing shares of the Corporation, at a minimum, shall state on their face the name of the Corporation and that the Corporation is organized under the laws of the State of Utah; the name of the person to whom issued; and the number and class of shares and the designation of the series, if any, the certificate represents; and be in such form as is deter mined by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary and may be sealed with the corporate seal or a facsimile thereof. The signatures of the officers may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who has signed or whose facsimile signature has been placed upon a certificate ceases to be an officer before the certificate is issued, the certificate may be issued by the corporation with the same effect as if the person were an officer at the date of its issue. Each certificate for shares shall be consecutively numbered or otherwise identified. The certificates may contain any other information the Corporation considers necessary or appropriate. (16-10a-625)

                  (b) Legend as to Class or Series. If the Corporation is authorized to issue different classes of shares or different series within a class, the designations, preferences, limitations, and relative rights applicable to each class, the variations in preferences, limitations, and relative rights determined for each series, and the authority of the Board of Directors to determine variations for any existing or future class or series must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish the shareholder this information on request in writing and without charge. (16-10a-625)

                  (c) Shareholder List. The name and address of the person to whom the shares represented are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation.

                  (d) Transferring Shares. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed, or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

                  Section 8.2. Shares Without Certificates.

                  (a) Issuing Shares Without Certificates. Unless the Articles of Incorporation provide otherwise, the Board of Directors may authorize the issuance of some or all of the shares of any or all classes or series without certificates. The authorization does not affect shares already represented by certificates until they are surrendered to the Corporation.

                  (b) Information Statement Required. Within a reasonable time after the issuance or transfer of shares without certificates, the Corporation shall send the shareholder a written statement containing, at a minimum, the name of the Corporation and that it is organized under the laws of the State of Utah; the name of the person to whom issued; and the number and class of shares and the designation of the series, if any, of the issued shares. If the Corporation is authorized to issue different classes of shares or different series within a class, the written statement shall describe the designations, preferences, limitations, and relative rights applicable to each class, the variations in preferences, limitations, and relative rights determined for each series, and the authority of the Board of Directors to determine variations for any existing or future class or series. (16-10a-626)

                  Section 8.3. Registration of Transfer of Shares. Registration of the transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation. In order to register a transfer, the record owner shall surrender the shares to the Corporation for cancellation, properly endorsed by the appropriate person or persons with reasonable assurances that the endorsements are genuine and effective. Unless the Corporation has established a procedure by which a beneficial owner of shares held by a nominee is to be recognized by the Corporation as the owner, the person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

                  Section 8.4. Transfer Agents and Registrars. The Board of Directors may appoint one or more transfer agents and one or more registrars with respect to the certificates representing shares of stock of the Corporation and may require all such certificates to bear the signature of either or both. The Board of Directors may from time to time define the respective duties of such transfer agents and registrars.

                  Section 8.5. Restrictions on Transfer of Shares Permitted. The Board of Directors or the shareholders may impose restrictions on the transfer or registration of transfer of shares (including any security convertible into, or carrying a right to subscribe for or acquire shares). A restriction does not affect shares issued before the restriction was adopted unless the holders of the shares are parties to the restriction agreement or voted in favor of the restriction or otherwise consented to the restriction.

                  (a) A restriction on the transfer or registration of transfer of shares may be authorized:

                                    (1) To maintain the Corporation's status
                  when it is dependent on the number or identity of its shareholders;

                                    (2) to preserve entitlements, benefits, or
                  exemptions under federal, state, or local laws; and

                                    (3) for any other reasonable purpose.

                  (b) A restriction on the transfer or registration of transfer of shares may:

                                    (1) Obligate the shareholder first to
                  offer the Corporation or other persons, separately, consecutively, or simultaneously, an opportunity to acquire the restricted shares;

                                    (2) obligate the Corporation or other
                  persons, separately, consecutively, or simultaneously, to acquire the restricted shares;

                                    (3) require, as a condition to a transfer
                  or registration, that any one or more persons, including the Corporation or any of its shareholders, approve the transfer or registration, if the requirement is not manifestly unreasonable; or

                                    (4) prohibit the transfer or the
                  registration of a transfer of the restricted shares to designated persons or classes of persons, if the prohibition is not manifestly unreasonable.

                  A restriction on the transfer or registration of transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this Section 8.5 and its existence is noted conspicuously on the front or back of the certificate, or if the restriction is contained in the information statement required by Section 8.2 of these Bylaws with regard to shares issued without certificates. Unless so noted, a restriction is not enforceable against a person without knowledge of the restriction. (16-10a-627)

                  Section 8.6. Acquisition of Shares. The Corporation may acquire its own shares, and, unless otherwise provided in the Articles of Incorporation, the shares so acquired constitute authorized but unissued shares.

                  If the Articles of Incorporation prohibit the reissuance of acquired shares, the number of authorized shares shall be reduced by the number of shares acquired, effective upon amendment of the Articles of Incorporation, which amendment shall be adopted by the shareholders or the Board of Directors without shareholder action. Appropriate Articles of Amendment must be delivered to the Division and must set forth:

                  (a) The name of the Corporation;

                  (b) the reduction in the number of authorized shares, itemized by class and series;

                  (c) the total number of authorized shares, itemized by class and series, remaining after reduction of the shares; and

                  (d) a statement that the amendment was adopted by the Board of Directors without shareholder action and that shareholder action was not required if such be the case. (16-10a-631)

                  Section 8.7. Lost or Destroyed Certificates. If the holder of a certificate for shares of the Corporation claims that a certificate has been lost, destroyed, or wrongfully taken, the Corporation shall issue a new certificate to such holder, if such holder:

                  (a) so requests before the Corporation has notice that the certificate has been acquired by a bonafide purchaser;

                  (b) files with the Corporation a sufficient indemnity bond;
and

                  (c) satisfies any other reasonable requirements imposed by the Corporation. (70A-8-405-).

                  ARTICLE 9. DISTRIBUTIONS

                  Section 9.1. Distributions. The Board of Directors may authorize, and the Corporation may make, distributions (including dividends on its outstanding shares) in the manner and upon the terms and conditions provided by law and in the Articles of Incorporation. (16- 10a-640)

                  ARTICLE 10. CORPORATE SEAL

                  Section 10.1. Corporate Seal. The Board of Directors may provide a corporate seal which may be circular in form and have inscribed thereon any designation including the name of the Corporation, Utah as the state of incorporation, and the words "Corporate Seal."

                  ARTICLE 11. FISCAL YEAR

                  Section 11.1. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

                  ARTICLE 12. AMENDMENTS

                  Section 12.1. Amendments. The Corporation's Board of Directors may amend these Bylaws, except to the extent that the Articles of Incorporation, these Bylaws, or the Utah Revised Business Corporation Act reserve this power exclusively to the shareholders in whole or in part. However, the Board of Directors may not adopt, amend, or repeal a Bylaw that fixes a shareholder quorum or voting requirement that is greater than required by the Utah Revised Business Corporation Act.

                  If authorized by the Articles of Incorporation, the shareholders may adopt, amend, or repeal a Bylaw that fixes a greater quorum or voting requirement for shareholders, or voting groups of shareholders, than is required by the Utah Revised Business Corporation Act. Any such action shall comply with the provisions of the Utah Revised Business Corporation Act.

                  The Corporation's shareholders may amend or repeal the Corporation's Bylaws even though the Bylaws may also be amended or repealed by the Corporation's Board of Directors.
(16-10a-1020 to 16-10a-1022)

                  ADOPTED as of the 1st day of October, 1997.